EXHIBIT (99)
                                                     ------------

COMMON STOCK                                         COMMON STOCK


NUMBER              [Text shown ]            SHARES
NR                  [in this    ]
                    [section    ]
                    [appears in ]            CORPORATE SEAL, DELAWARE
                    [engraved   ]            OWENS CORNING
                    [border bars]            1938

         [Stock vignette graphic: semi globe, surmounted by eagle,
                           flanked by 2 male figures]


THIS CERTIFICATE IS           CUSIP 69073F 10 3
TRANSFERABLE IN NEW YORK      SEE REVERSE FOR CERTAIN DEFINITIONS


                          OWENS CORNING

      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT


IS THE OWNER OF

     FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                 10 cents EACH OF THE COMMON STOCK OF

Owens Corning (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     Transfer Agent
     and Registrar,


By                      /s/ Maura Abeln Smith      /s/ Glen H. Hiner
  ------------------    ----------------------     -------------------------
  AUTHORIZED OFFICER    Secretary                  Chairman of the Board and
                                                   Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants    UNIF GIFT MIN ACT- ---------CUSTODIAN---------
          in common                          (Cust)           (Minor)
TEN ENT - as tenants                       under Uniform Gifts to Minors
          by the entireties                Act------------
JT TEN  - as joint tenants                       (State)
          with right of
          survivorship and not
          as tenants in common

     Additional abbreviations may also be used though not in the above list.


     For value received, ------ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                   POSTAL ZIP CODE OF ASSIGNEE

----------------------------------------------------------------
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--------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------
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Attorney  to transfer the said stock on the books of the within-
named Corporation with full power of substitution in the premises.

Dated, ---------------

                     X------------------------------------------

Signature(s) Guaranteed:

---------------------------------------------
THE  SIGNATURE(S) SHOULD BE GUARANTEED BY  AN
ELIGIBLE   GUARANTOR   INSTITUTION    (BANKS,
STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS,
AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN
APPROVED    SIGNATURE   GUARANTEE   MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

[The  following Notice appears vertically  on
right   side   of  certificate] NOTICE:   THE
SIGNATURE  TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE  IN  EVERY  PARTICULAR,   WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.